UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                         Date of Report: March 17, 2005

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



          Delaware                    1-9494                13-3228013
(State or other jurisdiction       (Commission           (I.R.S. Employer
      of incorporation)            File Number)         Identification No.)


  727 Fifth Avenue, New York, New York                       10022
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01   Other Events.

On March 17, 2005, Registrant issued a press release announcing that the Board of Directors of Tiffany & Co. (NYSE-TIF) has approved a new stock repurchase program. This new program, effective immediately and expiring March 30, 2007, authorizes the Company to repurchase up to $400 million of its Common Stock through open market or private transactions. Repurchases in excess of $159 million will be subject to lender approval under Registrant's primary credit facility. All prior share purchase authorizations have been terminated by the Board of Directors. A copy of the March 17, 2005 press release is attached hereto as Exhibit 99.1 to this Form 8-K.


Item 9.01       Financial Statements and Exhibits.

    (c)         Exhibits

                99.1              Press Release dated March 17, 2005.














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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TIFFANY & CO.


                                  BY:     /s/ Patrick B. Dorsey
                                          __________________________________
                                          Patrick B. Dorsey
                                          Senior Vice President, General Counsel
                                          and Secretary



Date:  March 17, 2005


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                                  EXHIBIT INDEX


Exhibit No.       Description


     99.1         Press Release dated March 17, 2005.